Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Income Taxes [Abstract]
INCOME TAXES

13. INCOME TAXES

During the three and six months ended June 30, 2026, the Company had net losses before income taxes of $9.7 million and $38.8 million, respectively, and a nominal amount of income tax expense. During the three and six months ended June 30, 2025, the Company had net income and net losses before income taxes of $13.4 million and $35.4 million, respectively, and a nominal amount of income tax expense. For the three and six months ended June 30, 2026 and 2025, the Company recognized income tax expense instead of an income tax benefit at the expected federal tax rate of 21% due to certain losses that are not deductible for tax purposes and an increase in the valuation allowance, partially offset by the effect of state income taxes.

As of June 30, 2026, the Company has federal and state net operating loss (NOL) carryforwards available to offset future taxable income. Section 382 imposes an annual limitation on the amount of taxable income that can be offset by NOLs following a greater than 50% ownership change by 5% shareholders over a rolling three-year period. As of June 30, 2026, the Company has not completed a study to assess Section 382. Until this analysis is complete, no assurance can be given that the Company will be able to fully utilize its NOL carryforwards. If a limitation is determined to apply, it could materially impact the Company’s ability to offset future taxable income and reduce future cash tax obligations. The Company will update this disclosure in future filings as more information becomes available.

On July 4, 2025, the One Big Beautiful Bill Act (“OBBBA”) was enacted in the US. The OBBBA contains, among other provisions, certain changes to U.S. federal income tax laws. The accounting for changes in tax rates and tax law are required to be recognized in the period in which the legislation is enacted. The OBBBA has multiple effective dates, with certain provisions effective in 2026 and others implemented through 2027. The Company is currently assessing the impact of the OBBBA on its financial statements.

14. INCOME TAXES

Income tax (benefit) expense consists of:

	December 31, 2025	December 31, 2024
Federal current tax expense	$—	$—
State current tax expense	1,472	7,400
Total current tax expense	1,472	7,400

Federal deferred tax expense	—	—
State deferred tax expense	—	—
Total deferred tax expense	—	—
Total tax expense	$1,472	$7,400

Income tax (benefit) expense differs from the amounts computed by applying the applicable U.S. federal income tax rate of 21% as a result of the following:

	December 31, 2025
	Amount	Percent
Income tax expense at the federal statutory rate	$(14,613,872)	21.00%
State taxes(1)	504	0.00%
Federal credits	(89,051)	0.13%
Changes in valuation allowance	9,995,523	-14.36%
Non-deductible/Non-taxable items
Excess stock compensation deduction	988,450	-1.42%
Nondeductible losses on SAFE notes	1,511,405	-2.17%
Nondeductible stock issuance costs	2,009,513	2.89%
Nondeductible repurchase premium on convertible notes	194,892	-0.28%
Other permanent items	4,111	-0.01%
Other	(3)	0.00%
Total income tax expense	$1,472	0.00%

(1)      Certain categories within the effective tax rate reconciliation disclosure required by ASU 2023-09 have not been separately disaggregated, as it was determined that such disaggregation would not be material, consistent with the materiality guidance in ASC 105-10-05-6.

For the year ended December 31, 2025, the significant reconciling items, as noted in the table above, are primarily due to non-deductible/non-taxable items partially offset by the change in valuation allowance.

For the year ended December 31, 2024, prior to the adoption of ASU 2023-09, the income tax (benefit) expense differs from the amounts computed by applying the applicable U.S. federal income tax rate of 21% as a result of the following:

December 31, 2024
Amount
Income tax expense at the federal statutory rate	$(13,667,089)
Non-Deductible/Non-taxable Items	18,559,723
State Taxes	1,077,521
Rate Change	(25,879)
Federal Credits	(89,051)
Valuation Allowance	(5,847,827)
Other	2
Total income tax expense	$7,400

The tax effects of temporary differences and tax attributes that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities are presented below:

Deferred taxes	December 31, 2025	December 31, 2024
Customer rewards liability	$1,675,054	$2,193,675
Goodwill and intangible assets	2,888	13,376
Capitalized research and development costs	570,930	815,967
Net operating losses	10,170,376	5,676,941
Credits	444,723	355,672
Start up costs	2,232,158	—
Convertible debt	4,037,227	—
Restricted stock	746,055	—
Other	3,216	3,379
Total deferred tax assets	19,882,627	9,059,010
Valuation allowance	(14,403,016)	(275,686)
Net deferred tax assets	5,479,611	8,783,324

Digital assets	(5,479,611)	(8,783,324)
Total deferred tax liabilities	(5,479,611)	(8,783,324)
Net deferred tax asset (liability)	$—	$—

As of December 31, 2025 and 2024, the Company had $14.4 million and $0.3 million in net deferred tax assets, respectively. At each reporting date, management considers new evidence, both positive and negative that could affect its view of the future realization of deferred tax assets. The Company has established a full valuation allowance against the deferred tax assets due to the lack of sufficient positive evidence to support their realization. This assessment will be reviewed periodically, and adjustments to the valuation allowance will be made as warranted by changes in circumstances. As of December 31, 2025 and 2024, the Company recorded a full valuation allowance of $14.4 million and $0.3 million, respectively.

As of December 31, 2025 and 2024, the Company has federal net operating losses of $40.2 million and $21.2 million, respectively, which do not expire. Utilization of the net operating losses may be subject to annual limitations due to the “change in ownership” provisions of the Internal Revenue Code of 1986 under Section 382. As of December 31, 2025 and 2024, the Company has not completed a Section 382 study to make this determination.

As of December 31, 2025 and 2024, the Company has federal R&D credit carryforwards of $0.4 million and $0.4 million, respectively, which expire in 2040 through 2045.

As of December 31, 2025, the Company has state net operating loss carryforwards of $33.7 million, of which $4.6 million do not expire and $29.1 million expire in various jurisdictions in 2036 through 2045. As of December 31, 2024, the Company has state net operating loss carryforwards of $22.8 million, of which $2.2 million do not expire and $20.6 million expire in various jurisdictions in 2036 through 2044.

As of December 31, 2025 and 2024, the Company did not have any unrecognized tax benefits. To the extent penalties and interest would be assessed on any underpayment of income tax, the Company’s policy is that such amounts would be accrued and classified as a component of income tax expense in the financial statements. The Company is subject to the following material taxing jurisdictions: U.S., Arizona, California, and New York. As of December 31, 2025 and 2024, the Company is current on its income tax filings in all applicable state jurisdictions and is not currently under any federal or state income tax examinations. The Company is open to federal and state tax audits until the applicable statutes of limitations expire. The statute of limitations has expired for all federal and state returns filed for periods ending before 2022. As of December 31, 2025, the Company had no accrued interest or penalties related to uncertain tax positions.

For the year ended December 31, 2025, total income taxes paid (net of refunds) consisted of the following:

	December 31, 2025	December 31, 2024
Federal	$—	$—
Aggregated state and local jurisdictions(2)	6,139	3,110
Net Cash Paid (refunds received) for income taxes	$6,139	$3,110

(2)       Certain categories within the income taxes paid disclosure required by ASU 2023-09 have not been separately disaggregated, as it was determined that such disaggregation would not be material, consistent with the materiality guidance in ASC 105-10-05-6.